Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
8.	INCOME TAXES

The following table summarizes the total income tax expense, and the related effective tax rate, for the three months ended March 31, 2014 and 2013 (in thousands):

	Three Months Ended March 31,
	2014	2013
Income tax expense	157	288
Effective tax rate	(4.7)%	(18.0)%

The provision for income taxes for the three months ended March 31, 2014 and 2013 includes both domestic and foreign income taxes at applicable statutory rates adjusted for non-deductible expenses and other permanent differences. The effective tax rate differs from the statutory rate due to non-deductible expenses, valuation allowance increase and foreign tax rate differentials.

As of March 31, 2014 and December 31, 2013, the Company has no accrued interest or penalties associated with uncertain tax positions. The jurisdictions in which the Company files income taxes include the U.S., France and Brazil. The Company’s returns are not currently under examination by the Internal Revenue Service or other taxing authorities. The Company is subject to income tax examinations for our U.S. federal and state and local income taxes for 2004 and subsequent years and foreign tax examinations for 2006 and subsequent years.

The Company pays income taxes in France related to intercompany sales in the year the sale occurs; however the recognition of tax expense related to intercompany sales is deferred in the consolidated financial statements until the product is sold to an unrelated third party. The deferred income tax charge is included in other current assets in the condensed consolidated balance sheets. As of March 31, 2014 and December 31, 2013, the deferred income tax charge was $2.3 million and $1.5 million, respectively.

Earnings occurring outside the U.S. are deemed to be indefinitely reinvested outside of the U.S. to support our foreign operations. As a result, we continue to accumulate earnings overseas for investment in our business outside the U.S. and to use cash generated from U.S. operations and short- and long-term borrowings to meet our U.S. cash needs. Should we require more capital in the U.S. than is generated by our domestic operations, we could elect to repatriate earnings from our non-U.S. subsidiaries or raise additional capital in the U.S. through debt or equity issuances. These alternatives could result in higher effective tax rates, increased interest expense, or other dilution of our earnings. The Company has not estimated the deferred tax liabilities associated with our permanently reinvested earnings as it is impractical to do so.

14.	INCOME TAXES

The components of loss before income taxes are as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Domestic	$(27,460)	$(11,723)	(3,539)
Foreign	1,196	3,201	3,039

Total	$(26,264)	$(8,522)	(500)

The components of the provision for income taxes are as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Current taxes:
United States	$57	$32	165
International	1,577	1,397	1,209

Total current tax expense	1,634	1,429	1,374
Deferred taxes:
United States	5	5	5
International	32	(255)	(51)

Total deferred tax expense (benefit)	37	(250)	(46)

Income tax expense	$1,671	$1,179	1,328

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes at December 31, 2013 and 2012 are as follows (in thousands):

	Years Ended December 31,
	2013	2012
Deferred tax assets:
Current deferred tax assets:
Inventory	$1,649	$1,375
Reserves and allowances	296	206
Other	5	60
Valuation allowance	(1,383)	(1,250)

Total current deferred tax assets	567	391
Noncurrent deferred tax assets:
Net operating loss and tax credits carryforwards	24,311	19,535
Amortization	149	169
Other	749	1,230

Gross noncurrent tax assets	25,209	20,934
Valuation allowance	(23,942)	(19,116)

Total noncurrent deferred tax assets	$1,267	$1,818

Deferred tax liabilities:
Current deferred tax liabilities:
Prepaid and other	$1,107	$933

Total current deferred tax liabilities	1,107	933
Noncurrent deferred tax liabilities:
Depreciation	754	1,164
Interest	—	100

Total noncurrent deferred tax liabilities	$754	$1,264

The Company has established a full valuation allowance relating to substantially all of its U.S. net deferred tax assets due to uncertainties regarding the realization of the deferred tax assets based on the Company’s lack of earnings history in the U.S. The valuation allowance increased by $5.0 million and $2.7 million during the years ended December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the Company has no accrued interest or penalties associated with uncertain tax positions. The jurisdictions in which the Company files income taxes include the U.S., France and Brazil. The Company’s returns are not currently under examination by the Internal Revenue Service or other taxing authorities. The Company is subject to income tax examinations for our U.S. federal and state and local income taxes for 2004 and subsequent years and foreign tax examinations for 2006 and subsequent years.

A reconciliation of the statutory U.S. federal tax rate to the Company’s effective rate is as follows:

	Years Ended December 31,
	2013	2012	2011
Statutory U.S. federal tax rate	34.0%	34.0%	34.0%
State taxes	(0.2)	0.5	(33.1)
Valuation allowance	(15.5)	(45.4)	(335.5)
Permanent items	(24.7)	(2.0)	(22.3)
Prior year true-up	0.2	—	84.7
Foreign tax rate differentials	(0.2)	(0.9)	6.6

Total	(6.4)%	(13.8)%	(265.6)%

The Company pays income taxes in France related to intercompany sales in the year the sale occurs; however the recognition of tax expense related to intercompany sales is deferred in the consolidated financial statements until the product is sold to an unrelated third party. The deferred income tax charge is included in other current assets in the consolidated balance sheets. As of December 31, 2013 and 2012, the deferred income tax charge was $1.5 million and $2.2 million, respectively.

As of December 31, 2013, the Company had federal net operating loss carryforwards of approximately $64.5 million, which will begin to expire in 2024, if not utilized prior to that time. Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership may result in a limitation on the amount of net operating loss carryforwards which can be used in future years.

Earnings occurring outside the U.S. are deemed to be indefinitely reinvested outside of the U.S. to support our foreign operations. As a result, we continue to accumulate earnings overseas for investment in our business outside the U.S. and to use cash generated from U.S. operations and short- and long-term borrowings to meet our U.S. cash needs. Should we require more capital in the U.S. than is generated by our domestic operations, we could elect to repatriate earnings from our non-U.S. subsidiaries or raise additional capital in the U.S. through debt or equity issuances. These alternatives could result in higher effective tax rates, increased interest expense, or other dilution of our earnings. The Company has not estimated the deferred tax liabilities associated with our permanently reinvested earnings as it is impractical to do so.